Investor Presentation August 5, 2020

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. The impact of COVID-19 may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impacts may arise that the Company is not aware of currently. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. All prior period market data in this presentation reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted operating income, adjusted net income, and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2

A Sustainable, Profitable Growth Story Iconic Brands LTM Adjusted Net Revenue $950 million Continuous Innovation to Drive Growth LTM Adjusted EBITDA Collaborative Customer $216 million Relationships Efficient Manufacturing & LTM Operating Cash Flow Distribution Model $131 million Proven Scalable Platform Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. * Market share for the company for the donuts and snack cake subcategories within the Sweet Baked Goods category per Nielsen U.S. total universe, 13 weeks ending June 27, 2020. 3

During Dynamic and Challenging Environment . Prioritizing the health and safety of our employees while continuing to service our customers and consumers . Achieved strong net revenue growth and EBITDA margin expansion during volatile quarter . Continuing improvement in product and channel mix as economy reopens . Staying informed and nimble as market conditions evolve . Executing on key strategic initiatives to drive long-term growth Dedicated to Bringing Consumers the Comfort and Joy of during this Difficult and Uncertain Time 4

Executing Ahead of Expectations During Q2

Well Positioned for Continued Growth

Grow the Core

- ✓ 14.7% Adjusted Net Revenue Growth *
- ✓ 22.6% Adjusted EBITDA Growth*
- ✓ POS up 7.4%, driven by Hostess® branded POS growth of 9.2%, ahead of the SBG Category**
- ✓ Hostess % Household buying increased 10% with higher repeat purchases**

Grow through Innovation

- ✓ Expanded distribution of recent innovation
- ✓ Adjusted to changes in consumers buying behavior
- ✓ Channel and package mix improving during Q2

Improve through Agility & Efficiency

- ✓ Adapted operational practices and procedures for employee safety
- ✓ Modified supply-chain and merchandising priorities
- ✓ Responded to changing market dynamics while optimizing profit

Cultivate Talent & Capabilities

- ✓ Opened new R&D Center expanding our industry-leading capabilities
- ✓ Leveraged team's strong capabilities to complete complex transition of Voortman to the warehouse model

Leverage Strong Cash Flow

- ✓ Voortman delivering strong revenue and EBITDA contribution ahead of expectations

* Metrics for Q2 exclude impact of In-Store Bakery business sold in 2019. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.
** Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale ("POS") for the 13 weeks ended 6/27/20 as compared to the comparable periods in the prior year.

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Leveraging Core Competencies to Execute During Dynamically Changing Environment Key Objectives in the 2nd Half of 2020 . Leveraging category-leading distribution to drive accelerated growth while adapting to changing consumer behaviors . Higher at-home consumption trends expected to continue to be a tailwind . Expect continued single-serve product sales improvement in 2H as convenience channel begins to rebound as people return to work . Focusing marketing spend to accelerate growth including executing new e-commerce programming . Advancing innovation pipeline to drive long-term growth . Actively managing portfolio mix to support record demand while optimizing margins . Making disciplined investments and managing cash to support long-term stability and growth . Meaningfully reducing leverage to ~4x 6

Driven by Strong Voortman® and Hostess® Brand Growth (in millions) 9.1% 18.1% $263.0 $65.1 Growth Growth $55.1 $241.1 2019 2020 2019 2020 14.7% Growth 22.6% Growth excluding ISB excluding ISB Q2 Results are for three months ended June 30, 2020 and 2019. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 7

Continued Growth of Sweet Baked Goods Sweet Baked Goods $232.6 $229.3 $3.3 1.4% $459.0 $442.2 $16.8 3.8% Cookies 30.4 - 30.4 100.0% 47.5 - 47.5 100.0% In-Store Bakery - 11.8 (11.8) (100.0%) -21.6(21.6) (100.0%) Total Adjusted Net Revenue $263.0 $241.1 $21.9 9.1% $506.5 $463.8 $42.7 9.2% Sweet Baked Goods net revenue growth driven by strong Hostess® branded sales, partially offset by lower private-label and non-Hostess® branded sales as we rebalanced our portfolio to best serve customers and consumers while protecting margins. Adjusted Net Revenue is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 8

Driven by Efficient Integration and Strong Consumer Demand Voortman Acquisition Supports Growth Initiatives Provides Entry Into Attractive Wafer and Sugar-Free Cookie Categories  Completed primary integration activities: . Executed customer sell-in, acceptance and coverage model . Established go-forward team . Re-engineered primary product cases, specifications, and pallet patterns . ERP transitioned to support U.S. business transition (Canada expected in Q3) . Transitioned to shipping through warehouse in U.S. and Canada  Cost synergies of at least $15 million on-track for achievement in 2020  Estimated transition costs of $25 to $30 million, $5 million better than initial expectations  Actively developing new product forms to drive increased distribution into new channels and evaluating additional growth opportunities for Voortman® brand  Contributed $47.5 million adjusted net revenue growth YTD and accretive to margins  Voortman Point-of-Sale up 4.9% YTD. Achieved continued POS and ACV growth during warehouse transition in Q2, despite 50% SKU reduction, ahead of expectations.* * Source: Nielsen, Total Nielsen Universe for the Company within the Cookies Category (excl. Bakery). YTD and Q2 – 26 and 13 weeks ended 6/27/20, respectively, as compared to the 9 comparable period in the prior year.

Consistent Point-of-Sale and Market Share Growth in the Sweet Baked Goods Category $1,315 19.1% $1.0 $1,223 18.6% $1,170 18.1% $1,117 17.7% 2017 2018 2019 2020 2017 2018 2019 2020 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 7/1/17, 6/30/18, 6/29/19, 6/27/20. 2019 and 2020 prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2016 – 2018). 10

Driven by Strong Growth in Grocery and Dollar Channels Convenience Channel POS Growth of 3.4% in Last 4 Weeks of Quarter POS Change 0.4% 17.9% 4.1% 37.8% (3.0)% (6.1)% 7.4% $160 $140 $120 $353M $100 $328M $80 $60 (In Millions) POS Dollars $40 $20 $0 Convenience Grocery Mass Dollar Club Drug Total Hostess All-time High Market Share 13 WE 6/29/2019 13 WE 6/27/2020 Market Share 26.5% 13.6% 15.3% 26.5% 21.4% 45.7% 19.3% Market Share Change (bps) 117 10 (82) 333 (212) 17 (7) Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) and market share data changes for the 13 weeks ended 6/27/20 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. 11

Able to Support Business in Uncertain Times History of successfully reducing leverage following acquisitions while continuing to make disciplined investments for growth – Expect leverage of ~4x by end of 2020 . Reinvest in business for 4.5x Voortman  future growth acquisition ** Target 4.3x Proforma . De-leverage Long-Term 3.4x Leverage 3.0-4.0x . Strategic acquisitions Q4  Q4  Q2  2018 2019 2020 * Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period. **Q2 2020 proforma leverage includes assumption of $25 million of incremental EBITDA from acquisition of Voortman and removes $1 million of historical in-store bakery EBITDA. 12

Contribution of Voortman Acquisition and Increased Demand, Partially Offset by Sale of In-Store Bakery Adjusted Revenue $263.0 $241.1 $21.9 9.1% $506.5 $463.8 $42.7 9.2% Adjusted Gross Profit $98.1 $83.5 $14.6 17.5% $182.4 $160.2 $22.2 13.9% Adjusted Gross Margin 37.3% 34.6% 267bps 36.0% 34.5% 141bps Adjusted EBITDA $65.1 $55.1 $10.0 18.1% $116.1 $104.5 $11.6 11.1% Adjusted EBITDA Margin 24.8% 22.9% 190bps 22.9% 22.5% 42bps Adjusted EPS $0.22 $0.17 $0.05 29.4% $0.36 $0.31 $0.05 16.1% Adjusted Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA, Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 13

Evolving Priorities during COVID-19 Pandemic − Due to the rapidly, evolving situation and the high degree of uncertainty, the Company has suspended its previously issued fiscal 2020 full-year guidance. − Assuming U.S. movement restrictions and supply chain availability remain at or above current levels, we now expect Full Year 2020 to achieve: . Adjusted EBITDA of $230 to $240 million, including Voortman Adjusted EBITDA of $25 million to $30 million . Adjusted EPS of $0.70 to $0.75 . Leverage ratio of ~4x by end of 2020 − The Company’s long-term strategy and algorithm remain unchanged. Our dedication, resiliency and agility continue to drive growth and make us better positioned for long-term sustained, profitable growth. Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, changes in allocation to the non-controlling interest, transformation expenses and other non- operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further 14 information about the use of these measures.

We delight consumers and build iconic brands supported by our core competencies Strong Continuous to drive profitable growth Brand Equity Innovation Strengthening our core Hostess brand and expanding Core into adjacent categories through innovation and Significant strong partnerships with our customers Cash Flow Competencies Low Cost Model Leveraging our highly efficient and profitable business model Collaborative Customer Partnerships Executing strategic acquisitions to accelerate growth while effectively managing our capital structure 15

Objective: long-term leading performance in our peer group Organic Revenue Adjusted EBITDA Free Cash Flow Growth Margin Conversion2 Top Quartile of Top Quartile of Top Quartile of 1 1 Peer Group1 Peer Group Peer Group (Well ahead of the SBG Category) Delivering Industry-Leading Total Shareholder Returns 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index 2. Free Cash Flow conversion is defined as (operating cash flow- capital expenditures)/net income 16

Appendix 17

Non-GAAP Reconciliations

	Three Months Ended June 30, 2020					Three Months Ended June 30, 2019				
	Net Revenue	Gross Profit	Operating Income	Net Income	Diluted EPS	Net Revenue	Gross Profit	Operating Income	Net Income	Diluted EPS
GAAP Results	$ 256.2	$ 89.4	$ 34.6	$ 17.4	$ 0.13	$ 241.1	$ 83.5	$ 36.9	$ 16.7	$ 0.1
Non-GAAP adjustments:										
Foreign currency impacts	-	-	-	0.7	0.01	-	-	-	-	-
Acquisition, disposal and integration related costs (1)	6.8	6.9	12.4	12.4	0.09	-	-	-	-	-
Facility transition costs (2)	-	-	-	-	-	-	-	0.8	0.8	0.01
Tax Receivable Agreement Remeasurement	-	-	-	-	-	-	-	1.3	1.3	0.01
Special employee incentive compensation (2)	-	-	-	-	-	-	-	1.6	1.6	0.01
COVID-19 costs (3)	-	1.8	2.1	2.1	0.02	-	-	-	-	-
Impairment of property and equipment	-	-	-	-	-	-	-	1.0	1.0	0.01
Remeasurement of deferred taxes	-	-	-	-	-	-	-	-	2.8	0.03
Other	-	-	(0.1)	0.4	-	-	-	-	0.8	0.01
Tax impact of adjustments	-	-	-	(3.8)	(0.03)	-	-	-	(0.9)	(0.01)
Adjusted Non-GAAP results	$ 263.0	$ 98.1	$ 49.0	$ 29.2	$ 0.22	$ 241.1	$ 83.5	$ 41.6	$ 24.1	$ 0.17
Income tax				9.2					7.2	
Interest expense				10.6					10.3	
Depreciation & amortization				13.7					11.1	
Share-based compensation				2.4					2.5	
Adjusted EBITDA				$ 65.1					$ 55.1	

1. Acquisition, disposal and integration operating costs include $1.6 million of selling expenses and $3.9 million of general and administrative expenses on the consolidated statement of operations for the three months ended June 30, 2020.
2. Special employee incentive compensation and facility transition operating costs are included in general and administrative expenses on the consolidated statement of operations for the three months ended June 30, 2019
3. COVID-19 operating costs are included in general and administrative expenses on the consolidated statement of operations for the three months ended June 30, 2020. Total COVID-19 non-GAAP adjustments primarily consist of costs of incremental cleaning and sanitation, personal protective equipment and employee bonuses.

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Non-GAAP Reconciliations

	Six Months Ended June 30, 2020					Six Months Ended June 30, 2019				
	Net Revenue	Gross Profit	Operating Income	Net Income	Diluted EPS	Net Revenue	Gross Profit	Operating Income	Net Income	Diluted EPS
GAAP Results	$ 499.7	$ 168.7	$ 49.7	$ 20.0	$ 0.15	$ 463.8	$ 158.6	$ 73.0	$ 43.3	$ 0.31
Non-GAAP adjustments:										
Foreign currency impacts	-	-	-	1.0	0.01		-	-	-	-
Acquisition, disposal and integration related costs (1)	6.8	7.9	27.4	27.3	0.21		-	-	1.6	0.01
Facility transition costs (2)	-	3.7	5.7	5.7	0.04		1.6	2.4	0.8	0.01
Tax Receivable Agreement Remeasurement	-	-	-	-	-		-	(0.5)	(0.5)	(0.01)
Special employee incentive compensation (2)	-	-	-	-	-		-	1.9	1.9	0.01
COVID-19 costs (3)	-	2.1	2.4	2.4	0.02		-	-	-	-
Impairment of property and equipment	-	-	-	-	-		-	1.0	1.0	0.01
Remeasurement of deferred taxes	-	-	-	-	-		-	-	(3.2)	(0.03)
Other	-	-	0.1	0.6	-		-	-	1.3	0.01
Tax impact of adjustments	-	-	-	(9.2)	(0.07)		-	-	(1.4)	(0.01)
Adjusted Non-GAAP results	$ 506.5	$ 182.4	$ 85.3	$ 47.8	$ 0.36	$ 463.8	$ 160.2	$ 77.8	$ 44.8	$ 0.31
Income tax				15.0					12.4	
Interest expense				22.3					20.5	
Depreciation & amortization				26.5					21.9	
Share-based compensation				4.5					4.8	
Adjusted EBITDA				$ 116.1					$ 104.5	

1. Acquisition, disposal and integration operating costs include $8.0 million of selling expense, $7.2 million of general and administrative expenses and $4.3 million of business combination transaction costs for the six months ended June 30, 2020.
2. Special employee incentive compensation and facility transition operating costs are included general and administrative expenses on the consolidated statement of operations for the six months ended June 30, 2020 and 2019.
3. COVID-19 operating costs are included in general and administrative expenses on the consolidated statement of operations for the six months ended June 30, 2020. Total COVID-19 non-GAAP adjustments primarily consist of costs of incremental cleaning and sanitation, personal protective equipment and employee bonuses.

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